Exhibit 10.2

ACROPOLIS INFRASTRUCTURE ACQUISITION CORP.

9 West 57th Street, 42nd Floor

New York, NY 10019

August 10, 2023

Acropolis Infrastructure Acquisition Sponsor, L.P.
9 West 57th Street, 42nd Floor

New York, NY 10019

Re: Amendment to Administrative Services Agreement

Ladies and Gentlemen:

Reference is hereby made to the Administrative Services Agreement by and between Acropolis Infrastructure Acquisition Corp., a Delaware corporation (the “Company”), and Acropolis Infrastructure Acquisition Sponsor, L.P., a Cayman Islands exempted limited partnership (the “Sponsor”), dated as of July 8, 2021 (the “Agreement”). Capitalized terms used in this letter without definition have the meanings ascribed to them in the Agreement.

This letter will confirm the agreement that, rather than being payable for up to 27 months under clause (i) of the Agreement, monthly payments paid by the Company to the Sponsor in the amount of $16,667, shall be payable until the earlier of July 13, 2024 or the Termination Date.

Except as provided in the preceding paragraph, all other terms and provisions of the Agreement shall remain in full force and effect.

[Signature page follows]

Very truly yours,

ACROPOLIS INFRASTRUCTURE ACQUISITION CORP.

By:	/s/ James Crossen
	Name:	James Crossen
	Title:	Chief Financial Officer and Secretary

AGREED TO AND ACCEPTED BY:

ACROPOLIS INFRASTRUCTURE ACQUISITION SPONSOR, L.P.

By: AP Caps II Holdings GP, LLC, its general partner

By: Apollo Principal Holdings III, L.P., its managing member

By: Apollo Principal Holdings III GP, Ltd., its general partner

By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

[Acropolis Infrastructure Acquisition Corp. Amendment to Administrative Services Agreement]